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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 28, 2006

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 (Exact name of registrant specified in Charter)


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
   Delaware                         333-127233                    13-3416059
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)
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
            250 Vesey Street
   4 World Financial Center 10th Floor
           New York, New York                                             10080
(Address of principal executive offices)                                Zip Code
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events.

     The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-127233 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $472,749,000 in aggregate principal amount Class I-A, Class II-A-1, Class II-A-2, Class A-R, Class M-1, Class M-2, and Class M-3 of its Merrill Lynch Mortgage Investors Trust Series MLCC 2006-1 Mortgage Pass-Through Certificates on February 28, 2006.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 18, 2006, as supplemented by the Prospectus Supplement, dated February 24, 2006 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below), executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), PHH Mortgage Corporation, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). The Certificates consist of the following Classes: the Class I-A, Class II-A-1, Class II-A-2, Class A-R, Class M-1, Class M-2,
Class M-3, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Certificates"). The Certificates evidence all the beneficial ownership interests in a trust fund (the "Trust Fund") that consists primarily of two pools of conventional, adjustable rate, fully amortizing, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $476,561,871 as of February 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

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
          4.1 Pooling and Servicing Agreement, dated as of February 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, PHH Mortgage Corporation, as Servicer, and Wells Fargo Bank, N.A., as Trustee.

          99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 28, 2006, between Merrill Lynch Mortgage Lending, Inc., as Sponsor, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                         By: /s/ Matthew Whalen
                                             -----------------------------------
                                         Name: Matthew Whalen
                                         Title: President

Date: March 15, 2006

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                                INDEX TO EXHIBITS

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
Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----
4.1           Pooling and Servicing Agreement, dated as of February 1,
              2006, among Merrill Lynch Mortgage Investors, Inc., as
              Depositor, PHH Mortgage Corporation, as Servicer, and Wells
              Fargo Bank, N.A., as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 28, 2006, between Merrill Lynch Mortgage Lending, Inc., as Sponsor, and Merrill Lynch Mortgage
              Investors, Inc., as Purchaser.
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